Legacy Reserves LP
A. G. Edwards Yield Conference

May 2007

Forward-Looking Statements
Statements made by representatives of Legacy Reserves LP (the “Partnership”) during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the
Partnership based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and natural gas, our ability to replace reserves and efficiently exploit our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those projected as described in the Partnership’s registration statements filed with the
Securities and Exchange Commission.  The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Legacy Reserves LP
Legacy Overview

Legacy History
1981
•

Dale Brown and Jack McGraw formed Brothers Production
Company
•

McGraws bought out Dale Brown in Brothers Production
Company
•

Petroleum Strategies and Moriah Properties, Ltd. are formed
by Dale and Cary Brown
•

Significant growth through acquisition through
Brothers-Moriah joint venture
•

Initiated process of forming MLP
•

Completed private equity placement and acquired properties
from Brothers, Moriah, MBN and related entities
•

Completed first IPO of the year
1990
1991
1999 - 2005
2005
2006
2007

Cary D. Brown, CPA	Chairman & CEO	15 / 17
Steven H. Pruett	President & CFO	18 / 23
Kyle A. McGraw	EVP, Business Development & Land	24 / 24
Paul T. Horne	VP, Operations	21 / 23
William M. Morris, CPA	VP, Controller & CAO	25 / 26

S. Wil VanLoh, Jr.
Managing Partner
Quantum Energy Partners
William D. Sullivan
Former EVP
Anadarko Petroleum
G. Larry Lawrence
Former Controller
Pure Resources
Kyle D. Vann
Former CEO
Entergy - Koch, LP
Legacy Management Team

(1)

Taken from reserve reports prepared by LaRoche Petroleum Consultants, Ltd. as of 12/31/06 for Legacy Reserves LP plus proved reserves from announced acquisitions from internal reserve reports: Binger (4.1 MMBoe), TSF/Ameristate (1.4 MMBoe), and Slaughter/Rocker A (1.0 MMBoe).
(2)

4th quarter 2006 plus the estimated current production from announced acquisitions: Binger (734 Boe/d), TSF/Ameristate (284 Boe/d), and Slaughter/Rocker A (215 Boe/d).
Asset Overview
•

25.3 MMBoe of proved reserves (1)
•

Reserves-to-production ratio of
over 14 years
•

Diversified across over 1,900
wells
•

70% operated
•

Over 4,800 net Boe per day (2)
•

70% oil

(1)

Source: http://www.utpb.edu
Map Source: Midland Map Company.
Why the Permian Basin?
•

Over 24 BBbls produced since
1921
•

Represents 20% of lower 48 states
and 68% of Texas oil production (1)
•

Multiple producing formations
•

Established infrastructure and
ample take-away capacity
•

Long-lived reserves
•

Predictable, shallow decline rates
•

Fragmented ownership

Top 5
Operators
1,700+
Operators
0.3%
(1)  Ownership based on production.  Permian Basin includes Texas Railroad Commission Districts 7C, 8, 8A and Lea and Eddy County, New Mexico.
Permian Basin data as of July 31, 2005; Legacy production data as of September 30, 2006.
63.6%
36.1%
Consolidation Opportunities in the Permian Basin
•

Fragmented ownership provides
numerous acquisition opportunities
•

Acquisition niche - large PDP
component
•

Connected in Permian Basin deal
network

Asset Transaction Value ($B)
$5
$4
$3
$2
$1
$0
$2.1
$2.0
$3.7
$4.6
$2.0
2002
2003
2004
2005
2006

Note: Per John S. Herold, Inc’s 2007 Global Upstream M&A Review (from publicly available data).  Mid-Continent includes the Permian Basin, excludes corporate transactions.
Active Acquisition Market

25.0
20.0
15.0
10.0
5.0
0.0
(MMBoe)
13.1
20.1
7.0
13.1
22.7
2.6
7.0
13.1
1999-2002
2003-2005
2006
1999 - 2002
2003 - 2005
2006

LEGACY RESERVES

Aggregate cost of $146
million at an average cost
of $6.42 per Boe
Acquisition Track Record

Binger Acquisition
•

Closed the purchase on April 16, 2007 of properties from Nielson & Associates, Inc., for an aggregate purchase price of approximately $44.5 million subject to further post-closing adjustments
•

$29.5 million cash and 611,247 Legacy units issued to Nielson
•

Acquired interests in the East Binger (Marchand) Unit in Caddo County, Oklahoma
•

Estimated proved reserves of 4.1 MMBoe, 83% Proved Developed Producing
•

Miscible nitrogen injection project
•

Reserve life index of approximately 15.7 years
•

Current net production of approximately 734 Boe per day
•

Over 50 producing wells and 30 gas injection wells
•

13,000 gross acres within the unit boundary
•

Operated through joint venture company to be 50% owned by Legacy
•

Agreement with Iron Creek (Nielson affiliate) to jointly pursue acquisitions in the N. Rockies

TSF & Ameristate Acquisitions
•

Signed definitive purchase agreements to acquire properties from two private companies for an aggregate stated purchase price of $20.8 million in cash
•

Closed Ameristate on May 1, TSF to close by end of May
•

Located in Midland, Upton and Reagan counties of West Texas and Lea and Eddy counties of southeast New Mexico
•

Estimated proved reserves of 1.44 MMBoe
•

Approximately 89% proved developed producing reserves
•

Reserve life index of approximately 12 years
•

Current net production of approximately 284 Boe per day
•

19 operated and 30 non-operated producing wells
•

Near existing Permian Basin properties
•

Negotiated transaction

Slaughter and Rocker A Field Acquisitions
•

Signed definitive purchase agreement to acquire properties from two private companies for an aggregate stated purchase price of $12.9 million in cash
•

Located in Cochran and Garza counties of West Texas
•

Estimated proved reserves of 1.0 MMBoe
•

100% proved developed producing reserves
•

Reserve life index of approximately 13 years
•

Current net production of approximately 215 Boe per day (98% oil)
•

83 producing wells, 90% operated
•

Near existing Permian Basin properties
•

Negotiated transaction

Legacy Reserves LP
Financial Summary

Ticker:	LGCY
Exchange:	NASDAQ
Securities Sold:	6,900,000 units
IPO Price:	$19.00 per unit
Initial Quarterly Distribution:	$0.41 per unit
Yield at Pricing:	8.64%

LEGACY RESERVES

GP Interest
<0.1%
New Unitholders
27%
144A
Unitholders
20%
Sellers of Assets to
Legacy
1%
Founding Investors,
Directors and Management
52%
IPO Offering Summary - Post IPO Ownership

($ in millions)	March 31, 2007
Current Assets	$15.1
Net PP&E	248.8
Other Assets	9.6
Total Assets	$273.5
Current Liabilities	$6.4
Debt	4.0
Other Liabilities	12.7
Unitholder's Equity	250.4
Total Liabilities and Equity	$273.5

LEGACY RESERVES

Legacy Balance Sheet

($ in millions)	Quarter Ended 6-30-06	9-30-06	12-31-06	3-31-07	LTM
Production (Boe/d)	3,110	3,239	3,620	3,655	3,406
Revenue with realized hedges	$15.9	$13.3	$18.5	$18.4	$66.1
Unrealized hedge gain (loss)	($9.7)	$22.7	$1.8	($9.7)	$5.2
Net income (loss)	($5.3)	$13.9	($2.3)	($4.8)	$1.5
Adjusted EBITDA	$10.6	$7.0	$11.3	$11.1	$39.9

LEGACY RESERVES

Note: Adjusted EBITDA for the quarter ended 9-30-06 unfavorably impacted by $4.0 million swap termination payment for 2007-2008 oil swaps.
Summary Financial Information

(MBbl)
1,500
1,250
1,000
750
500
250
0
$67.40
$67.23
$64.96
$62.94
2007
2008
2009
2010
Proved Production
Hedged Volume
Price ($ / Bbl)

(MMcf)
3,150
2,700
2,250
1,800
1,350
900
450
0
$9.33
$8.46
$8.27
$7.94
2007
2008
2009
2010
Proved Production
Hedged Volume
Price ($ / Mcf)

(1) Production volumes based on a reserve report prepared by LaRoche Petroleum Consultants, Ltd. as of 12/31/06 for Legacy Reserves LP and from an internal report for the Binger acquisition.  Waha-NYMEX basis swaps in place on all hedged gas volumes.  Natural gas and oil prices shown are for NYMEX futures, except for certain gas volumes hedged on ANR-Oklahoma which trades at a discount to NYMEX Henry Hub.  Additional natural gas liquids swaps have been placed for the Binger acquisition as previously announced.
Commodity Price Hedging Summary

Legacy Reserves LP
Upstream MLP / LLC Sector Overview

•

Harvest properties need the right home - all properties are eventually harvest properties
•

Lower cost of capital than a C-Corp as the yield is the cost of equity
•

MLPs are not subject to entity level federal taxation
–

Income and tax benefits flow through to the limited partners:

cost/statutory depletion, IDC’s L&WE depreciation
–

40-90%+ tax shield among peer group, Legacy >90%
•

Appetite for yield in the marketplace
•

Mature assets may have been neglected by their C-Corp owners focused on drilling
Why Should MLPs Own Mature Producing Assets?

Drivers of New Upstream MLP / LLC Activity
Long-Lived,
Predictable
Reserve Base
Availability of
Longer-Term
Hedging
Exploitation
Strategy, Not
Exploration
Conservative
Balance Sheet /
Coverage Ratio
•

Low decline rates / High R/P ratios
•

High levels of PDP with predictable PUD opportunities
•

Low development costs
•

New upstream MLPs/LLCs focus on exploitation, rather than rely on exploration to support cash flow.
•

Factory-like development of a well-known reserve base is ideal.
•

Development of the longer-term hedging market has provided
support to MLPs by facilitating visibility into production
economics and available cash for distribution.
•

Analysts are emphasizing more robust coverage ratios of
distributions to distributable cash flow in new MLPs/LLCs, in order to support the sustainability of cash flows.

Significant Advantages of MLP without IDR
•

Lower cost of capital than traditional MLP structure
–

Unit distribution growth not burdened by IDRs to the GP
–

Cost of equity equals market yield
•

Simple and fair alignment of interests among all investors
–

Investors share equally in all cash flows
–

With significant ownership, management is strongly motivated to increase distributions
•

Facilitates accretive acquisitions
–

Acquisitions are more accretive at a given price
–

Ability to use units as acquisition currency

9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Yield
5.9%
3.5%
5.1%
5.5%
5.6%
4.7%
4.6%
5.3%
6.0%
6.0%
Legacy Reserves
Public MLP General Partners
Small Cap Pipeline / Midstream MLPs
Coal MLPs
Large Cap Pipeline / Midstream MLPs
BreitBurn
Constellation
EV
Linn
Atlas

LEGACY RESERVES

Note:  Market data as of 5/10/2007.
Large Cap Pipeline / Midstream MLPs Index:  Market Cap > $1.4 B. Includes Buckeye, Boardwalk, Enbridge, Energy, Enterprise, Kinder Morgan, Magellan, Oneok, Plains, TEPPCO, Valero/NuStar.
Coal MLPs Index:  Alliance, Natural Resource, Penn Virginia.
Small Cap Pipeline / Midstream MLPs Index:  Market Cap < $1.4 B. Includes Atlas, Copano, Crosstex, DCP, Genesis, Global, Hiland, Holly, MarkWest, Martin, Pacific, Regency, Sunoco, TC, Transmontaigne, Williams.
Public MLP General Partner Index:  General Partners of Alliance, Atlas, Buckeye, Crosstex, Energy Transfer, Enterprise, Inergy, Magellan, Valero/NuStar, Penn Virginia, Hiland.
Distribution Yield

Legacy Summary
•

Only MLP focused on the oil-weighted Permian Basin
•

Experienced management team with significant equity ownership
•

Tax advantaged yield
•

Significant organic and external growth opportunities
•

Long-lived, diversified multi-pay properties
•

Demonstrated reserve replacement capability
•

Long-term hedges in place
•

Low level of debt
•

MLP structure with no IDRs

Adjusted EBITDA Reconciliation
This presentation, the financial tables and other supplemental information, including the reconciliations of certain non-generally accepted accounting principles ("non-GAAP")
measures to their nearest comparable generally accepted accounting principles
("GAAP") measures, may be used periodically by management when discussing
Legacy's financial results with investors and analysts and they are also available on
Legacy's website under the Investor Relations tab.  Adjusted EBITDA is defined in our revolving credit facility as net income (loss) plus interest expense; depletion, depreciation, amortization and accretion; impairment of long-lived assets; (gain) loss on sale of partnership investment; (gain) loss on sale of assets; equity in (income) loss of partnerships; non-cash compensation expense and unrealized (gain) loss on oil and natural gas swaps.  Adjusted EBITDA is presented as management believes it provides additional information and metrics relative to the performance of Legacy's business, such as the cash distributions we expect to pay to our unitholders, as well as our ability to meet our debt covenant compliance tests. Management believes that these financial measures indicate to investors whether or not cash flow is being generated at a level that can sustain or support an increase in our quarterly distribution rates. Adjusted EBITDA may not be comparable to a similarly titled measure of other publicly traded limited partnerships or limited liability companies because all companies may not calculate
Adjusted EBITDA in the same manner.

($ in thousands)	Quarter Ended 6-30-06	9-30-06	12-31-06	3-31-07	LTM
Net income (loss)	$ (5,342)	$ 13,944	$ (2,312)	$ (4,757)	$ 1,533
Plus:					-
Interest expense	1,210	1,857	2,133	625	5,825
Depletion, depreciation,					-
amortization and accretion	4,967	5,346	5,693	5,295	21,301
Impairment of long lived assets	-	8,573	7,540	90	16,203
Loss on sale of assets	-	-	42		42
Non-cash compensation expense				148	148
Unrealized (gain) loss on oil					-
and natural gas swaps	9,725	(22,734)	(1,835)	9,688	(5,156)
Adjusted EBITDA	$ 10,560	$ 6,986	$ 11,261	$ 11,089	$ 39,896

LEGACY RESERVES

                  Note: Adjusted EBITDA is a non-GAAP financial measure.
Adjusted EBITDA Reconciliation